                                                                  EXHIBIT 10.5


[BANK OF AMERICA LOGO]


TO:       Manufactured Home Communities, Inc. ("Counterparty")
          Attn: Mr. Tom Heneghan
          Rapidfax: (312) 474-0205

FROM: Bank of America National Trust and Savings Association ("BofA") 185 Berry Street
          San Francisco, CA  94107
          Derivative Products Operations
          Phone No.: (415) 624-1111
          Rapidfax No.: (415) 624-1101

DATE:     July 11, 1995

RE:       USD  100,000,000.00 Swap Transaction

Dear Sir/Madam:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

     The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     1. The parties agree that the Swap Transaction described in this Confirmation constitutes their binding obligations. Except as set forth in this Confirmation, the Swap Transaction shall be subject to all the terms and conditions of the form of the master agreement entitled "Master Agreement" ("Multicurrency-Cross Border" version) as published in 1992 by the International Swaps and Derivatives Association, Inc., (and herein called the "ISDA Agreement"), excluding the "Schedule" thereto. Counterparty and BofA shall negotiate a Schedule and upon agreement shall sign the ISDA Agreement including the Schedule so negotiated and agreed upon (hereinafter called the "Agreement"), whereupon this Confirmation shall be deemed automatically, without further action of any party, to be a Confirmation under the Agreement; provided, however, that, unless and until Counterparty and BofA agree upon and sign the Agreement, the preceding sentence shall have full force and effect.

     THIS FACSIMILE TRANSMISSION WILL BE THE ONLY WRITTEN COMMUNICATION REGARDING THIS SWAP TRANSACTION. Pursuant to ISDA
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July 11, 1995
Page 2


guidelines, this facsimile transmission will be sufficient for all purposes to evidence a binding supplement to the Agreement. However, should you have an internal requirement for confirmations with an original signature, we request that you sign and return this Confirmation by facsimile, whereupon, we will add an original signature to the fully executed Confirmation, and forward it to you by mail.

     2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:                          USD  100,000,000.00
Trade Date:                               July 7, 1995
Effective Date:                           March 10, 1998
Termination Date:                         March 10, 2003, subject to adjustment in
                                          accordance with the Modified Following
                                          Business Day Convention

Fixed Amounts:

     Fixed Rate Payer:                    Counterparty

     Fixed Rate Payer Payment Dates:      The 10th of every month, beginning with April
                                          14, 1998 and ending on and including the
                                          Termination Date

     Fixed Amount:                        Calculation x Fixed x Fixed Rate Day
                                          Amount        Rate    Count Fraction

     Fixed Rate:                          6.39500%

     Fixed Rate Day Count Fraction:       Actual/360

Floating Amounts:

     Floating Rate Payer:                 BofA

     Floating Rate Payer
     Payment Dates:                       Same as Fixed Rate Payer Payment Dates

     Floating Rate for Initial
     Calculation Period:                  To be determined

     Floating Rate Option:                USD-LIBOR-BBA

     Designated Maturity:                 One (1) Month

July 11, 1995
Page 3


     Spread:                              None

     Floating Rate Day Count Fraction:    Actual/360

     Reset Dates:                         First day of each Calculation Period

     Compounding:                         Inapplicable

Business Day:                             New York and London

Business Day Convention:                  Modified Following

Calculation Agent:                        BofA

3.   Account Details

     Payments to BofA:                    Debit Manufactured Home Communities, Inc.
                                          Acct. No. 7501943 with Bank of America,
                                          Illinois

     Payments to Counterparty:            Credit Manufactured Home Communities, Inc.
                                          Acct. No. 7501943 with Bank of America,
                                          Illinois

4.   Offices:

     Office of BofA:                      The San Francisco Head Office

     Office of Counterparty:              Chicago


Other Provisions Applicable to BofA

Specified Entities of BofA:               None

Credit Support Document(s)
Relating to BofA:                         None

Credit Support Provider Relating
to BofA:                                  None

Agreements of BofA:                       As per Section 4 of the ISDA Agreement.

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July 11, 1995
Page 4


Representations of BofA:                  As per Section 3 of the ISDA Agreement.


Other Provisions Applicable to Counterparty

Specified Entities of Counterparty:       As may be indicated in the Agreement, if at
                                          all.

Credit Support Document(s)
  Relating to Counterparty:               As may be indicated in the Agreement, if at
                                          all.

Credit Support Provider Relating
  to Counterparty:                        As may be indicated in the Agreement, if at
                                          all.

Agreements of Counterparty:               As per Section 4 of the ISDA Agreement.

Representations of Counterparty:          As per Section 3 of the ISDA Agreement.


Other Provisions (General)

(A)  Other Agreements:                    Corporate Resolution, Specimen Signature
                                          Certificate and other documentation as
                                          indicated in the Agreement, if at all.

(B)  Events of Default:                   As per Section 5 of the ISDA Agreement and
                                          Cross Default as indicated in the Agreement, if
                                          at all.

(C)  Termination Events:                  All the Termination Events specified in Section
                                          5(b) of the ISDA Agreement will apply
                                          (including Credit Event Upon Merger).

(D)  Early Termination:                   As per Section 6 of the ISDA Agreement, it
                                          being the parties' intent that Section 6 apply to
                                          all outstanding Swap Transactions before (as
                                          well as after) execution of the Agreement.

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July 11, 1995
Page 5

(E) Tax Representations:                  Counterparty and BofA make the Payer
                                          Representations contained in Part 2 of the
                                          Schedule to the ISDA Agreement.  Payee
                                          Representations may be indicated in Part 2 of
                                          the Schedule to the Agreement, if applicable

(F) Tax Agreements of BofA
      and Counterparty:                   As may be indicated in the Agreement if at all.

(G) Variations to the ISDA
      Agreement:                          BofA has made certain amendments to the
                                          ISDA Agreement which it believes are of a
                                          noncontentious nature.  These amendments will
                                          be specified in the draft Agreement to be sent
                                          by BofA to Counterparty.

(H) Documentation:                        This Confirmation will constitute a binding
                                          agreement with respect to the Swap
                                          Transaction described herein.  Without
                                          prejudice to the preceding sentence,
                                          Counterparty and BofA will negotiate in good
                                          faith to enter into the Agreement as soon as
                                          practicable after the date of this Confirmation.

     Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a telex of letter within 24 hours of receipt of this Confirmation to Bank of America NT & SA San Francisco Telex No. 249839 Answer Back OPRST UR or Rapidfax No. 415-624-1101 Attention: Derivative Products Operations, substantially in the form below:

Quote

     We acknowledge receipt of your rapidfax dated July 11, 1995 with respect to the Swap Transaction entered into on July 7, 1995 between Manufactured Home Communities, Inc. and Bank of America National Trust and Savings Association with a Notional Amount of USD 100,000,000.00 and a Termination Date of March 10, 2003, and confirm our agreement to be bound by the terms specified in such rapidfax.

Unquote
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July 11, 1995
Page 6


     This Confirmation shall be conclusively deemed accurate and complete by Counterparty if not objected to within two (2) Business Days from the date of receipt.


                                          Yours sincerely,

                                          For and on behalf of:
                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION



                                          By:   /s/ Walter J. Ebner
                                                -------------------
                                          Name: Walter J. Ebner
                                                -------------------
                                          Title: Vice President
                                                -------------------
Confirmed as of the
date first above written:
MANUFACTURED HOME COMMUNITIES, INC.


By:  /s/ Thomas P. Heneghan        By:  /s/ Ellen Kelleher
     ----------------------             -------------------------
Name: Thomas P. Heneghan           Name: Ellen Kelleher
     ----------------------             -------------------------
Title: VP & CFO                    Title: SVP and General Counsel
     ----------------------             -------------------------

[LOGO}  MANUFACTURED HOME COMMUNITIES, INC.
        Two North Riverside Plaza
        Chicago, IL  60606         Phone: 312/474-1122   Fax:312/474-0437





                              FACSIMILE
                       CONFIDENTIAL INFORMATION


            PLEASE DELIVER AS SOON AS POSSIBLE.  THANK YOU.



DATE:          July 11, 1995
               -------------------------------------

TO:            Walter Ebner
               -------------------------------------

FROM:          Ellen Kelleher
               -------------------------------------

FAX NUMBER:    828-2229
               -------------------------------------

FIRM NUMBER:
               -------------------------------------

NO. OF PAGES:
(including cover page)     2
               -------------------------------------

COMMENTS:      -------------------------------------

               -------------------------------------

               -------------------------------------

               -------------------------------------


PLEASE NOTIFY SENDER IMMEDIATELY IF PAGES DO NOT TRANSMIT PROPERLY.

BANK OF AMERICA [LOGO]



December 13, 1995

Manufactured Home Communities, Inc.
Two North Riverside Plaza
Chicago, IL  60606

Attention:  David W. Fell, Associate General Counsel

Re:  Master Agreement 11/22/95 ("Agreement")

Dear David:

Enclosed please find a fully executed copy of the above-referenced Agreement between MHC OPERATING LTD PARTNERSHIP and Bank of America National Trust and Savings Association ("Bank"). This Agreement will govern all future transactions between us.

I have also included the Bank's Corporate Resolution and Specimen Signature Certificate to complete your files.

It has been a pleasure working with you to complete this documentation. We look forward to future transactions.

Very truly yours,

Bank of America National Trust and Savings Association


/s/ Carolyn V. Evans
Carolyn V. Evans
Trading Documentation Negotiator
Telephone No.: 415-953-3628
Facsimile No.: 415-953-7997

Enclosures

cc: John Suhs, V.P., Unit #6943 (w/enclosure)